SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Inflation-Protected Bond Fund (the “Fund”)

Effective December 1, 2014, the prospectuses for the Fund are supplemented as follows:

The Fund’s name is changed to “Wells Fargo Advantage Real Return Fund” and the Fund is now offered through separate prospectuses dated December 1, 2014.  The Fund is no longer offered through this prospectus.  Please see the prospectuses dated December 1, 2014 for information pertaining to the Fund.

December 1, 2014                                                                                           IFR124/P1001SP